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                                                                      Exhibit 24

                            FIRST MARYLAND BANCORP

                               Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of First Maryland Bancorp, a Maryland corporation, constitute and appoint Frank P. Bramble, Jeremiah E. Casey, and Robert W. Schaefer, and any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned in their respective names as directors of First Maryland Bancorp the Annual Report on Form 10-K of First Maryland Bancorp for the year ended December 31, 1995 to be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, and any amendments or supplements to such Form 10-K. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.

Frank P. Bramble                              Frank A. Gunther, Jr.
----------------                              ---------------------
Frank P. Bramble                              Frank A. Gunther, Jr.

Benjamin L. Brown                             Curran W. Harvey, Jr.
-----------------                             ---------------------
Benjamin L. Brown                             Curran W. Harvey, Jr.

Jeremiah E. Casey                             Margaret M. Heckler
-----------------                             -------------------
Jeremiah E. Casey                             Margaret M. Heckler

J. Owen Cole                                  Kevin J. Kelly
------------                                  --------------
J. Owen Cole                                  Kevin J. Kelly

Edward A. Crooke                              Henry J. Knott, Jr.
----------------                              -------------------
Edward A. Crooke                              Henry J. Knott, Jr.

John F. Dealy                                 Thomas P. Mulcahy
-------------                                 -----------------
John F. Dealy                                 Thomas P. Mulcahy

Mathias J. DeVito                             William M. Passano, Jr.
-----------------                             -----------------------
Mathias J. DeVito                             William M. Passano, Jr.

Rhoda M. Dorsey                               Robert I. Schattner
---------------                               -------------------
Rhoda M. Dorsey                               Robert I. Schattner

Jerome W. Geckle
----------------
Jerome W. Geckle

Dated: January 23, 1996